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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 4, 1999


                              COLTEC INDUSTRIES INC
               (Exact Name of Registrant as Specified in Charter)






Pennsylvania                         1-7568                     13-1846375
(State or Other                    (Commission              (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

The following audited consolidated financial statements of Coltec Industries Inc and its subsidiaries as of and for the three years ended December 31, 1998 are being filed as part of Exhibit 99.1 hereto and incorporated by reference herein:

         1. Consolidated Statements of Earnings for the Three Years ended December 31, 1998.

         2.       Consolidated Balance Sheets at December 31, 1998 and 1997.

         3. Consolidated Statements of Cash Flows for the Three Years ended December 31, 1998.

         4. Consolidated Statements of Shareholders' Equity for the Three Years ended December 31, 1998.

         5. Consolidated Statements of Comprehensive Income for the Three Years ended December 31, 1998.

         6.       Notes to Consolidated Financial Statements.

The report of Arthur Andersen LLP, independent auditors, on the consolidated financial statements is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit 23. The reports and consent are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit 23        Consent of Arthur Andersen LLP.

         Exhibit 27        Financial Data Schedule.

         Exhibit 99.1 Consolidated financial statements of Coltec Industries Inc and its subsidiaries as of and for the three years ended December 31, 1998, and report of Arthur Andersen LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COLTEC INDUSTRIES INC
                                       (Registrant)


Date:  March 4, 1999                   By: /s/  David D. Harrison
                                           -------------------------------------
                                           David D. Harrison
                                           Executive Vice President and
                                           Chief Financial Officer

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